UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2018

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2018, the Board of Directors (the "Board") of FleetCor Technologies, Inc. (the "Company") approved and adopted an amendment to Article IX of the Company’s Amended and Restated Bylaws (as amended, the "Bylaws") to delete the provision requiring the affirmative vote of the holders of 66 2/3% of the voting power of the Company’s outstanding shares of capital stock previously required to amend the Bylaws and to instead require the same voting standard set forth in Article TENTH of the Company’s Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"). Article TENTH of the Certificate of Incorporation currently provides that an amendment to the Bylaws requires the affirmative vote of the holders of 66 2/3% of the voting power of the Company’s outstanding shares of capital stock. However, on January 25, 2018, the Board also adopted a resolution approving an amendment to Article TENTH to eliminate this 66 2/3% voting power requirement and instead provide that the Bylaws may be amended by the affirmative vote of a majority of the voting power of the Company’s outstanding capital stock and recommending that the Company’s stockholders approve this amendment to Article TENTH of the Certificate of Incorporation at the Company’s 2018 annual meeting (the "2018 Annual Meeting"). If the Company’s stockholders approve this amendment to the Certificate of Incorporation at the 2018 Annual Meeting, then amendments to the Bylaws will require only the affirmative vote of the holders of a majority of the voting power of the Company’s capital stock.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of FleetCor Technologies, Inc. dated January 25, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

January 29, 2018	By:	Brad Slutsky

Name: Brad Slutsky
Title: General Counsel

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